UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2012

Patapsco Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	0-28032	52-1951797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Merritt Boulevard, Dundalk, Maryland 21222

(Address of Principal Executive Offices) (Zip Code)

          Registrant’s telephone number, including area code: (410) 285-1010

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 260.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) On September 18, 2012, Patapsco Bancorp, Inc. (the “Company”) determined to dismiss ParenteBeard LLC, which had previously served as independent auditors for the Company, effective September 25, 2012. The decision to dismiss ParenteBeard LLC was approved by the Company’s Audit Committee.

The audit reports of ParenteBeard LLC on the consolidated financial statements of the Company for the years ended June 30, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years ended June 30, 2012 and 2011 and through the subsequent interim period preceding the date of ParenteBeard LLC ’s dismissal, there were: (1) no disagreements between the Company and ParenteBeard LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ParenteBeard LLC would have caused them to make reference thereto in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided ParenteBeard LLC a copy of the disclosures in this Form 8-K and has requested that ParenteBeard LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01. A copy of the letter will be filed by amendment.

(b) On September 18, 2012, the Audit Committee of the Company’s Board of Directors engaged TGM Group LLC as the Company’s independent registered public accounting firm, effective September 25, 2012. During the Company’s fiscal years ended June 30, 2012 and 2011 and the subsequent interim period preceding the engagement of TGM Group LLC, the Company did not consult with TGM Group LLC regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements, and TGM Group LLC did not provide any written report or oral advice that TGM Group LLC concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a disagreement with ParenteBeard LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a reportable event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Patapsco Bancorp, Inc.

Date: September 24, 2012	By:	/s/ Michael J. Dee
Michael J. Dee
President and Chief Executive Officer